                United States Securities and Exchange Commission
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                               NUTRACEUTIX, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001
                            ------------------------

To the Stockholders of Nutraceutix, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of NUTRACEUTIX, INC. (the "Company"), a Delaware corporation, will be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington on Thursday, May 24, 2001 at 10:00 a.m., Pacific Daylight Savings Time. The purposes of the Annual Meeting will be:

          1. To elect one director to serve as the Class 3 director on the Company's Board of Directors for a three-year term (Proposal No. 1); and

          2. To consider and act upon any other matter which may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 13, 2001, as the record date for determining the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only holders of record of common stock of the Company at the close of business on the record date will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting. A review of the Company's operations for the year ended December 31, 2000 will be presented. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD, WHICH YOU MAY REVOKE AT ANY TIME PRIOR TO ITS USE. A prepaid, self-addressed envelope is enclosed for your convenience. Your shares will be voted at the meeting in accordance with your proxy. If you attend the meeting, you may revoke your proxy and vote in person.

                                          By Order of the Board of Directors

                                          /s/ David T. Howard

                                          David T. Howard
                                          President and Chief Executive Officer

Redmond, Washington
April 16, 2001

                               NUTRACEUTIX, INC.
                            8340 - 154TH AVENUE N.E.
                           REDMOND, WASHINGTON 98052
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying Annual Report to Stockholders, the Notice of Annual Meeting and the proxy card are being furnished to the stockholders of Nutraceutix, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's 2001 Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, on May 24, 2001 at 10:00 a.m., Pacific Daylight Savings Time, and any adjournment thereof. All expenses of the Company associated with this solicitation will be borne by the Company. The solicitation of proxies by mail may be followed by personal solicitation of certain stockholders by officers or regular employees of the Company.

     The two persons named as proxies on the enclosed proxy card, David T. Howard and Steven H. Moger, were designated by the Board of Directors. All properly executed proxies will be voted (except to the extent that authority to vote has been withheld) and where a choice has been specified by the stockholder as provided in the proxy card, it will be voted in accordance with the specification so made. Proxies submitted without specification will be voted FOR Proposal No. 1 to elect the nominee as a Class 3 director.

     A proxy may be revoked by a stockholder prior to its exercise by written notice to the Secretary of the Company, by submission of another proxy bearing a later date or by voting in person at the Annual Meeting. Such notice or later proxy will not affect a vote on any matter taken prior to the receipt thereof by the Company.

     These proxy materials and the accompanying Annual Report to Stockholders are being mailed on or about April 25, 2001 to stockholders of record on April 13, 2001 of the Company's common stock. The principal executive office and mailing address of the Company is 8340 - 154th Avenue N.E., Redmond, Washington 98052.

VOTING AT THE MEETING

     The shares of common stock constitute the only class of securities entitled to notice of and to vote at the Annual Meeting. In accordance with the Company's Bylaws, the stock transfer records were compiled on April 13, 2001, the record date set by the Board of Directors for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. On April 13, 2001, there were 17,803,289 shares of common stock outstanding and entitled to vote.

     Each share of common stock outstanding on the record date is entitled to one vote per share at the Annual Meeting. Shares registered in the names of brokers or other "street name" nominees for which proxies are voted on some but not all matters will be considered to be voted only as to those matters actually voted, and will not be considered "shares present" as to the matters with respect to which a beneficial holder has not provided voting instructions (commonly referred to as "broker non-votes"). For purposes of determining the existence of a quorum, abstentions from voting identified as such on the proxy card and broker non-votes are treated as present at the Annual Meeting. With respect to tabulating the vote necessary for stockholder action on Proposal No. 1 at the Annual Meeting, abstentions and broker non-votes will have no effect on the votes. If a quorum (consisting of a majority of the shares of common stock outstanding as of the record date) is present at the Annual Meeting, the nominee for the director position who receives the greatest number of votes cast by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote shall be elected.

                                PROPOSAL NO. 1:

                              ELECTION OF DIRECTOR

     In accordance with the Company's Bylaws, the Board of Directors shall consist of no less than 4 and no more than 12 directors, the specific number to be determined by resolution adopted by the Board of Directors. The size of the Board is currently set at five persons, and the Board of Directors is divided into three classes, with staggered three-year terms. Class 1 and Class 2 are comprised of two directors and Class 3 is comprised of one director. One Class 3 director will be elected at the Annual Meeting.

     The Class 1 directors, Arthur S. Pearson and Carl W. Schafer, have been elected to a term that expires in 2002. The Class 2 directors, Herbert L. Lucas and David Howard, have been elected to a term that expires in 2003. Mr. Howard was appointed to the Board of Directors by the Board of Directors effective May 24, 2000. William D. St. John, who served as a Class 3 director since 1995, resigned effective January 15, 2001.

NOMINEE FOR DIRECTOR (PROPOSAL NO. 1)

     The name and certain information concerning the person to be nominated by the Board of Directors at the Annual Meeting is set forth below. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION OF THE NOMINEE NAMED BELOW. Shares represented by proxies will be voted for the election of the person named below unless authority has been withheld in the proxy. The nominee has consented to serve as a director. The Board of Directors has no reason to believe that the nominee will be unable to serve as director. In the event of the death or unavailability of the nominee, the proxy holders will have discretionary authority under the proxy to vote for a suitable substitute nominee as the Board of Directors may recommend. Proxies may not be voted for more than one nominee. The Board of Directors has nominated the person named in the following table:

                      NAME                         AGE    HAS BEEN A DIRECTOR SINCE
                      ----                         ---    -------------------------
Daniel B. Ward...................................  73               1995

     Daniel B. Ward has served as a member of the Company's Board of Directors since 1995 and as a director of BioTechniques Laboratories, Inc., ("BTL"), a subsidiary of the Company, since 1983. Mr. Ward has had his own financial consulting firm since 1977 which specializes in mergers and acquisitions. From 1976 to 1977, Mr. Ward was Vice President of Finance for Norfin, Inc., a business machine manufacturer. From 1972 to 1975 he was Regional Director of the Small Business Administration and from 1966 to 1972 was Director of the Washington State Department of Commerce and Economic Development. Mr. Ward received his BA from Princeton University in 1950.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors held five (5) meetings and took action pursuant to three (3) unanimous written consents during the year ended December 31, 2000. Mr. Lucas attended fewer than 75% of the total number of meetings of the Board of Directors and Audit Committee during 2000.

     During 2000, the members of the Compensation Committee were Mr. Lucas, Mr. Pearson, Mr. Schafer and Mr. Ward. The Compensation Committee is responsible for setting the compensation of the President and consults with the President regarding the compensation of other corporate officers. The Compensation Committee took action pursuant to one unanimous written consent during 2000.

     During 2000, the members of the Audit Committee were Mr. Lucas, Mr. Pearson, Mr. Schafer and Mr. Ward. The Audit Committee reviews the audited financial statements with the Company's independent accountants and representatives of management, and is responsible for the oversight of the internal accounting and financial reporting process. In addition, the Chairman of the Audit Committee reviewed the interim financial results included in the Company's quarterly reports with the Company's independent accountants. The Audit Committee held two (2) meetings during 2000.

                        REPORT OF THE AUDIT COMMITTEE OF
                            THE BOARD OF DIRECTORS*

     The Audit Committee of the Board of Directors of the Company ("Audit Committee") is comprised of the following non-employee, independent directors:
Herbert L. Lucas, Arthur S. Pearson, Carl W. Schafer and Daniel B. Ward. The members of the Audit Committee are "independent" as defined by Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards, as applicable and as may be modified or supplemented. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting standards and to issue a report thereon. The Audit Committee is responsible for the oversight of the Company's internal accounting and financial reporting process and the review of the audited financial statements of the Company, together with a discussion of pertinent matters with the management of the Company and the Company's independent auditors in connection with the audited financials.

     The Board of Directors has adopted a written charter for the Audit Committee and it is included in this proxy statement as Appendix A. The Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2000 with management and has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AUsec.380), as may be modified or supplemented. Additionally, the Audit Committee has received the written disclosures from Grant Thornton LLP required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Grant Thornton LLP the auditor's independence.

     Based on the foregoing reviews and discussions, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          Respectfully submitted,

                                          Daniel B. Ward, Chairman
                                          Herbert L. Lucas
                                          Arthur S. Pearson
                                          Carl W. Schafer

               FEES PAID TO AUDITORS RELATED TO FISCAL YEAR 2000

Audit Fees..................................................  $52,250
Financial Information Systems...............................
Design and Implementation Fees..............................  $   -0-
All Other Fees..............................................  $10,517

---------------
* The report of the Audit Committee shall not be deemed to be "soliciting material" or to be incorporated by reference by any general statement incorporating this Proxy Statement into any filing under either the Securities Act of 1933, as amended or the Exchange Act of 1934 (together the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise be deemed filed under the Acts.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of March 31, 2001, certain information furnished to the Company with respect to ownership of the Company's common stock of (i) each director and director nominee, (ii) the Chief Executive Officer and the former Chief Executive Officer, (iii) all persons known by the Company to be beneficial owners of more than five percent (5%) of the Company's common stock, and (iv) all executive officers and directors as a group.

                                                              NUMBER        PERCENT OF
                                                                OF            SHARES
                        STOCKHOLDER                           SHARES      OUTSTANDING(1)
                        -----------                          ---------    --------------
Archer-Daniels-Midland Company.............................  1,920,000        10.78%
  4666 Faries Parkway
  Decatur, IL 62526
William D. St. John(2).....................................  1,330,867         7.40%
  2502 Canterbury Lane, #410
  Seattle, WA 98052
David T. Howard(3).........................................    160,000            *
Herbert L. Lucas(4)........................................    693,824         3.84%
Arthur S. Pearson(5).......................................    105,000            *
Carl W. Schafer(6).........................................    305,000         1.68%
Daniel B. Ward(7)..........................................    278,000         1.54%
All directors and executive officers as a group (6
  persons)(8)..............................................  1,852,126          9.8%

---------------
 *  Less than one percent

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and includes voting and investment power with respect to shares. Except as otherwise indicated, the stockholders identified in this table have sole voting and investment power with regard to the shares shown as beneficially owned by them. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days of March 31, 2001 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other person.

(2) Includes 179,000 shares subject to options exercisable as of May 30, 2001, of which 94,000 shares are subject to options held by Patricia A. St. John, Mr. St. John's wife. Mr. St. John served as the Chief Executive Officer of the Company from 1984 until May 24, 2000 and then served as Chief Scientific Officer from May 24, 2000 to January 15, 2001, the effective date of his resignation. Patricia St. John resigned as Vice President, Administration, Secretary and Treasurer effective January 15, 2001. See "Certain Relationships and Related Transactions."

(3) Includes 160,000 shares subject to options exercisable as of May 30, 2001.

(4) Includes 235,000 shares subject to options exercisable as of May 30, 2001.

(5) Includes 85,000 shares subject to options exercisable as of May 30, 2001.

(6) Includes 265,000 shares subject to options exercisable as of May 30, 2001.

(7) Includes 235,000 shares subject to options exercisable as of May 30, 2001.

(8) Includes 1,079,166 shares subject to options exercisable as of May 30, 2001, including shares of common stock and options beneficially owned by Mr. Moger, but excluding shares of common stock and options beneficially owed by William D. and Patricia A. St. John.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table identifies the current directors and executive officers of the Company, the positions which they hold, and the year in which they began serving in their respective capacities. Officers of the Company are elected by the Board of Directors immediately following each Annual Meeting of the Company's stockholders to hold office until their successors are elected and qualified.

             NAME                AGE        CURRENT POSITION(S) WITH COMPANY        POSITION HELD SINCE
             ----                ---        --------------------------------        -------------------
David T. Howard................  51     President, Director (Class 2, exp. 2003)           2000
Steven H. Moger................  37     Vice President of Operations                       1997
Herbert L. Lucas...............  73     Director (Class 2, exp. 2003)                      1995
Arthur S. Pearson..............  72     Director (Class 1, exp. 2002)                      1998
Carl W. Schafer................  65     Director (Class 1, exp. 2002)                      1995
Daniel B. Ward.................  73     Director (Class 3, exp. 2001)                      1995

     For information on the business background of Mr. Ward, See "Nominee for Director" above.

     David T. Howard has served as the Company's President and a director since May 24, 2000. From August 1997 to March 2000, Mr. Howard served as President and Chief Executive Officer of Novopharm International. Prior to that position, he was President of Granutec, Inc. from July 1995 through December 1997 and President of Stanley Pharmaceuticals from January 1990 to December 1999. Mr. Howard serves on the board of Angiotech Pharmaceuticals, Inc.

     Steven H. Moger has served in various financial management positions for the Company for the past 14 years. From 1993 to 1997, Mr. Moger served as the Controller/General Manager of the Company. In December of 1997 Mr. Moger was promoted to Vice President of Operations/General Manager. Mr. Moger received his BA in Accounting from Western Washington University in 1986 and obtained his CPA in 1989.

     Herbert L. Lucas has served as a member of the Company's Board of Directors since 1995, and as a director of BioTechniques Laboratories, Inc., ("BTL") a subsidiary of the Company, since 1983. Mr. Lucas was with Carnation International, a multinational food processing company, from 1963 to 1981, rising to the position of President and Director. Mr. Lucas serves on the board of several corporations and non-profit institutions, including the Wellington Trust Company, Boston, The J. Paul Getty Trust, Los Angeles, and the Winrock International Institute for Agricultural Development, Morrilton, Arkansas. Mr. Lucas received his BA from Princeton University in 1950 and MBA from the Harvard University School of Business Administration in 1952.

     Arthur S. Pearson has served as a member of the Company's Board of Directors since 1998. Since 1981, Mr. Pearson has managed Arthur S. Pearson Associates, Management Consultants. From 1977 to 1981, Mr. Pearson was Corporate Vice President of Advertising of Standard Brands/Nabisco. Prior thereto, he served in senior marketing positions at Bristol Myers Co. from 1963-1977; his last position was Director of Marketing Services of the Clairol division. From 1960 to 1963, Mr. Pearson was Director of Marketing Research, Ralston Purina.

     Carl W. Schafer has served as a member of the Board of Directors since 1995. He has served as President of the Atlantic Foundation since 1990 and from 1987 to 1990 was a principal of Rockefeller & Co., Inc. Prior thereto, he was the Financial Vice President, Treasurer and Chief Financial Officer of Princeton University. Mr. Schafer was also chairman of the Investment Advisory Committee of the Howard Hughes Medical Institute from 1985 to 1992. Mr. Schafer joined Princeton in 1969 after serving as a principal staff assistant to the Committee on Appropriations, U.S. House of Representatives. Mr. Schafer serves as a director and/or trustee of a number of corporations and foundations, including Frontier Oil Corporation, the Paine Webber and Guardian groups of mutual funds, Harbor Branch Institution, Electronic Clearing House, Inc., Roadway Express, Inc. and Labor Ready, Inc.

     Officers serve at the discretion of the Company's Board of Directors. No other family relationship exists among any directors or executive officers of the Company or the nominees for election to the Company's Board of Directors.

                             EXECUTIVE COMPENSATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table shows all the cash compensation, as well as certain other compensation, paid by the Company to the President, and each of the Company's other highly compensated executive officers (the "named executive officers") during the fiscal years indicated. No other officer earned total salary and bonus in excess of $100,000 for the periods indicated.

                        2000 SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM
                                                  ANNUAL COMPENSATION           COMPENSATION AWARDS
                                            --------------------------------    -------------------
                                                                   OTHER            SECURITIES
                                                                   ANNUAL           UNDERLYING
   NAME AND PRINCIPAL POSITION      YEAR    SALARY     BONUS    COMPENSATION          OPTIONS
   ---------------------------      ----    -------    -----    ------------    -------------------
David T. Howard...................  2000    127,346(1)   -0-        6,300(2)          800,000
President                           1999        -0-      -0-          -0-                 -0-
                                    1998        -0-      -0-          -0-                 -0-
William D. St. John...............  2000    175,000(3) 8,000(4)       -0-                 -0-
President/Chief Scientific Officer  1999    175,000(3) 8,000(4)       -0-              35,000
                                    1998    148,500(3) 8,000(4)    36,015(5)           20,000
Lyndon C. Johnson.................  2000     82,788(6)   -0-        5,000(7)           66,000
VP Sales & Marketing                1999    150,000      -0-          -0-                 -0-
                                    1998     50,576(6)   -0-          -0-             200,000
Steven H. Moger...................  2000    110,000(8)   -0-          -0-                 -0-
VP Operations                       1999    110,000(8)   -0-          -0-              20,000
                                    1998     87,500(8)   -0-       12,833(9)           10,000

---------------
(1) Mr. Howard's date of hire was May 24, 2000. His annual salary is $210,000.

(2) Mr. Howard received a car allowance of $6,300 during 2000.

(3) Mr. St. John received an annual base salary of $119,000 until April 1998. From April 1998 to May 1998, his annual salary was $150,000. In October 1998, his annual salary was increased to $175,000. Mr. St. John resigned as an officer and director of the Company effective as of January 15, 2001.

(4) Consists of premiums paid by the Company for life insurance and term life insurance.

(5) Other Annual Compensation consists of commissions. Mr. St. John received a commission on the Company's gross sales, as follows: 0.65% on all sales, additional 2.0% over $150,000. All commissions payable to Mr. St. John on the Company's sales terminated in May 1998.

(6) Mr. Johnson's date of hire was August 31, 1998. Mr. Johnson's annual salary was $150,000. Mr. Johnson resigned effective July 12, 2000.

(7) Mr. Johnson received a commission payment of $5,000 in 2000.

(8) Mr. Moger received an annual base salary of $60,000 until April 1998. From April 1998 to October 1998, his annual salary was $90,000. In October 1998, his annual salary was increased to $110,000.

(9) Mr. Moger received a commission on the Company's gross sales as follows:
    0.225% on all sales, additional 0.4% over $150,000. Mr. Moger also received an additional 12% commission on sales of COBACTIN microbial feed additives for dairy, BIOPOWER silage inoculant and private label manufacturing for product sales made directly by Mr. Moger. All commissions payable to Mr. Moger on the Company's sales terminated in May 1998.

     The following table sets forth all individual grants of stock options made by the Company during the fiscal year ended December 31, 2000 to the named executive officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 NUMBER OF         PERCENT OF TOTAL    EXERCISE
                                                 SECURITIES       OPTIONS GRANTED TO    OR BASE
                                             UNDERLYING OPTIONS      EMPLOYEES IN        PRICE     EXPIRATION
                   NAME                          GRANTED(#)         FISCAL YEAR(1)     ($/SHARE)      DATE
                   ----                      ------------------   ------------------   ---------   ----------
David T. Howard............................       800,000                 88%            0.63       5/24/10
William D. St. John........................            --                 --               --            --
Steven H. Moger............................            --                 --               --            --
Lyndon C. Johnson..........................        66,000                  7%            0.90       7/14/01

---------------
(1) Based on stock options representing an aggregate of 908,060 shares of common stock granted to employees during the year ended December 31, 2000.

     The following table sets forth information on an aggregated basis, concerning the exercise of stock options during the year ended December 31, 2000 by each of the named executive officers and the fiscal year-end value of the unexercised options.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                       NUMBER OF                   VALUE OF
                                                                      SECURITIES                  UNEXERCISED
                                                                      UNDERLYING                 IN-THE-MONEY
                                                                  UNEXERCISED OPTIONS          OPTIONS AT FY-END
                            SHARES ACQUIRED   VALUE REALIZED         AT FY-END(#)                   ($)(2)
           NAME             ON EXERCISE(#)        ($)(1)       EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
           ----             ---------------   --------------   -------------------------   -------------------------
David T. Howard...........           --               --            80,000/720,000                       --
William D. St. John.......      118,000           22,960            55,000/ 30,000                    600/0
Steven H. Moger...........        7,500            1,875            95,834/ 16,666                  4,425/0
Lyndon C. Johnson.........           --               --            66,000/      0                       --

---------------
(1) Market value of the underlying securities at exercise date minus exercise price of the options.

(2) The closing price of the Company's stock as of December 31, 2000 was $0.34. Except as set forth above, the exercise price of all options held by the named executive officers set forth in the table exceeds the market value of the underlying shares.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Company had a three year employment contract with William D. St. John, which commenced on April 1, 1998, and which was renewable for an additional three-year period unless either party gave 180 days notice to the other. The employment agreement provided for an initial base annual salary of not less than $150,000. As of October 1, 1998, the base salary paid to Mr. St. John increased from $150,000 to $175,000. Mr. St. John resigned, as an officer and director of the Company, effective as of January 15, 2001 and the employment contract was superseded and replaced with a Separation Agreement. See "Certain Relationships and Related Transactions."

     The Company had a three-year employment contract with Lyndon C. Johnson as its Vice President of Sales and Marketing which commenced on September 8, 1998. The employment agreement provided for an initial base salary of $150,000 plus commissions and bonus not to exceed fifty percent (50%) of the base salary. There was no commission or bonus earned or paid to Mr. Johnson in 1999. Mr. Johnson received a commission payment of $5,000 in 2000. Mr. Johnson resigned effective July 12, 2000. The Company and Mr. Johnson executed a severance agreement pursuant to which Mr. Johnson was granted a fully vested stock option for 66,000 shares at an exercise price of $0.90 per share which remains exercisable through July 14, 2001.

                             DIRECTOR COMPENSATION

COMPENSATION OF DIRECTORS

     The Company pays no additional remuneration to employees of the Company who serve as directors. All directors are entitled to reimbursement for expenses incurred in traveling to and from meetings of the Company's Board of Directors. Effective September 24, 1999 and as further clarified on March 27, 2000, the Board of Directors has adopted the following compensation plan for nonemployee directors ("Eligible Directors"): (a) on October 1 of each year each Eligible Director is granted an option exercisable for 30,000 shares of the Company's common stock at an exercise price equal to the closing price of the Company's common stock on the date of grant, which option shall be fully vested as of the date of grant, (b) on October 1 of the first year of service, each new Eligible Director is granted an option for 2,500 shares for each whole month of service prior to October 1, (c) in the event an Eligible Director resigns prior to October 1 in any year, such eligible Director is granted an option on October 1 of the year of resignation for 2,500 shares for each whole month of service completed prior to the date of resignation, and (d) each Eligible Director receives a quarterly cash retainer paid in arrears in the amount of $3,750 for services as a Director. In accordance with this compensation policy, on October 1, 2000, Mr. Lucas, Mr. Schafer, Mr. Pearson and Mr. Ward were each granted nonqualified stock options exercisable for 30,000 shares of the Company's common stock at an exercise price of $0.66 per share.

     In addition, on January 13, 2000, the Board of Directors made an extraordinary grant to each of Mr. Lucas, Mr. Schafer and Mr. Ward of a nonqualified stock option fully exercisable for 15,000 shares of the Company's common stock at an exercise price of $0.50 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company and William D. St. John entered into a Separation Agreement pursuant to which Mr. St. John's employment with the Company ceased as of January 15, 2001. The Separation Agreement supersedes and replaces his employment agreement. Pursuant to the terms of Mr. St. John's Separation Agreement, he is entitled to receive 36 monthly severance payments of $12,500, subject to certain offsets against future earnings. The severance payments are also subject to general tax and other withholdings and deductions applicable to wages. Additionally, Mr. St. John's options for 85,000 shares of the Company's common stock became fully vested and were converted into nonqualified options, exercisable until January 31, 2002.

     The Company and Patricia A. St. John, wife of Mr. St. John, entered into a Separation Agreement pursuant to which Mrs. St. John's employment as Vice President Administration, Secretary and Treasurer ceased as of January 15, 2001. Pursuant to the terms of the Separation Agreement, Mrs. St. John is entitled to 12 monthly severance payments of $7,088.33 for the period January 15, 2001 to January 15, 2002, which payments are subject to general tax and other withholdings and deductions applicable to wages. Additionally, Mrs. St. John's options for 94,000 shares of the Company's common stock became fully vested and were converted into nonqualified options, exercisable until January 31, 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers and persons who own more than ten percent of the outstanding shares of the Company's common stock ("ten percent stockholders") to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock and other equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or otherwise in its files and on written representations from its directors, executive officers and ten percent shareholders that no other reports were required, during the fiscal year ended December 31, 2000. The Company's officers, directors and ten percent stockholders complied with all applicable Section 16(a) filing requirements.

                             STOCKHOLDER PROPOSALS

     The Company must receive proposals by stockholders intended to be included in the Company's Proxy Statement for its 2002 Annual Meeting of Stockholders at its principal executive office no later than December 24, 2001. According to the Company's Bylaws, proposals by stockholders intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its principal executive office not less than 75 and not more than 90 days prior to the meeting.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Grant Thornton LLP was retained as the Company's independent accountants for the fiscal year ending December 31, 2000 and is selected as the Company's independent accountants for the fiscal year ending December 31, 2001.

     A representative of Grant Thornton LLP is expected to be present at the Annual Meeting. The representative will be given an opportunity to make a statement on behalf of their firm if such representative so desires, and will be available to respond to appropriate stockholder questions.

                         TRANSACTION OF OTHER BUSINESS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters which may come before the Annual Meeting. It is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment if any other matters do properly come before the Annual Meeting.

     Please return the enclosed proxy card as soon as possible. Unless a quorum consisting of a majority of the outstanding shares entitled to vote is represented at the Annual Meeting, no business can be transacted. Therefore, please be sure to date and sign your proxy card exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to insure that you will be represented at this important meeting.

     THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF SHARES OF THE COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION FOR THE COMPANY'S FISCAL YEAR ENDED DECEMBER 31, 2000. WRITTEN REQUESTS SHOULD BE MAILED TO THE SECRETARY, NUTRACEUTIX, INC., 8340 - 154TH AVENUE N.E., REDMOND, WASHINGTON 98052.

                                          By the Order of the Board of
                                          Directors:

                                          /s/ David T. Howard

                                          David T. Howard
                                          President and Chief Executive Officer

Dated: April 16, 2001.

                                   APPENDIX A
                                       TO
                                PROXY STATEMENT

                               NUTRACEUTIX, INC.

                            AUDIT COMMITTEE CHARTER

PURPOSE OF THE AUDIT COMMITTEE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors of Nutraceutix, Inc. (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overseeing (a) the financial reports and other financial information the Company provides to any governmental or regulatory body, the public or other users thereof, (b) the Company's systems of internal accounting and financial controls and (c) the annual independent audit of the Company's financial statements.

     In fulfilling its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

     The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis.

MEMBERSHIP ON THE AUDIT COMMITTEE

     The Committee shall be comprised of not less than three members of the Board, and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers.

     Accordingly, all Committee members will be directors:

     1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

     2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

     In addition, at least one member of the Committee will have accounting or related financial management expertise.

KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61.

     2. As a whole, or through the Committee chair, the Committee shall review with the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with the Securities and Exchange Commission and the matters required to be discussed by SAS No. 61; this review will occur prior to the Company's filing of Form 10-QSB.

     3. The Committee shall:

        - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board, Standard Number 1;

        - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;

        - discuss with management and the outside auditors the quality and adequacy of the Company's internal controls; and

        - recommend that the Board take appropriate action to oversee the independence of the outside auditor.

     4. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

PROXY

                                NUTRACEUTIX, INC.
                                   PROXY CARD
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NUTRACEUTIX, INC.

     The undersigned stockholder of record of Nutraceutix, Inc., a Delaware corporation (the "Company"), hereby appoints David T. Howard and Steven H. Moger, or either of them acting in absence of the other, with full power of substitution, as proxy to cast all votes which the undersigned stockholder is entitled to cast at the Annual Meeting of Stockholders to be held at 10:00 a.m. PDT on May 24, 2001, at the Edgewater Hotel, Pier 67, 2411 Alaskan Way, Seattle, Washington, or any adjournments or postponements thereof upon the matters listed herein and in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE LISTED IN PROPOSAL 1, AND IN ACCORDANCE WITH THE RECOMMENDATIONS OF A MAJORITY OF THE BOARD OF DIRECTORS AS TO OTHER MATTERS. The undersigned hereby acknowledges receipt of the Company's Proxy Statement and hereby revokes any proxy or proxies previously given. PLEASE SIGN, DATE AND RETURN THIS PROXY CARD TODAY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -

                                                                Please mark  [X]
                                                                your votes as
                                                                indicated in
                                                                this example.


                                                                 WITHHOLD
                                                                 AUTHORITY
                                                FOR nominee     for nominee
                                                named below     named below

1.   PROPOSAL 1 - Election of Class 3 Director      [ ]             [ ]
     Mr. Daniel B. Ward

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE NOMINEE
NAMED ABOVE.

2. Upon such other matters as may properly come before, or incident to the conduct of, the Annual Meeting, the Proxy holders shall vote in such manner as they determine to be in the best interest of the Company. Management is not presently aware of any such matters to be presented for action at the meeting.


     I DO       DO NOT     PLAN TO ATTEND THE MEETING.
     [ ]         [ ]



Signature(s)_____________________________________________Date:__________________
Please sign above exactly as your name appears on the Proxy Card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. Trustee(s), guardian(s), executor(s) and administrator(s) should sign in their official capacity, giving their full title as such. If a partnership, please sign in the partnership name by authorized person(s). If you receive more than one Proxy Card, please sign and return all such cards in the accompanying envelope. Please return promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.
--------------------------------------------------------------------------------
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